Exhibit 99.1

July 22, 2025

SIMMONS FIRST NATIONAL CORPORATION ANNOUNCES PRICING OF OFFERING OF COMMON STOCK

Pine Bluff, AR – Simmons First National Corporation (NASDAQ: SFNC) (the “Company” or “Simmons”), parent company of Simmons Bank, today announced the pricing of its public offering of 16,220,000 shares of the Company’s Class A common stock, at a price to the public of $18.50 per share, for an aggregate offering amount of $300,070,000. In addition, the Company has granted to the underwriters a 30-day option to purchase up to an additional 2,433,000 shares of the Company’s Class A common stock at the public offering price, less underwriting discounts.

Simmons intends to use the net proceeds from the offering for general corporate purposes, which may include investments in Simmons Bank to support a potential balance sheet repositioning and continued growth.

Stephens Inc., Keefe, Bruyette & Woods, A Stifel Company and Morgan Stanley are acting as joint book-running managers for the offering. Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated are acting as co-managers for the offering.

The Company expects to close the offering, subject to customary conditions, on or about July 23, 2025.

The offering is being made pursuant to an effective automatic shelf registration statement (including a prospectus) on Form S-3ASR (File No. 333-279502) previously filed with the Securities and Exchange Commission (“SEC”). The offering may be made only by means of a prospectus supplement and accompanying prospectus. Before investing, interested parties should read the prospectus supplement, accompanying prospectus and other documents filed by the Company with the SEC for information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, a copy of the prospectus supplement and accompanying prospectus may be obtained from any of the following underwriters at: Stephens Inc. by telephone at (800) 643-9691 or by email at prospectus@stephens.com; Keefe, Bruyette & Woods, A Stifel Company by telephone at (800) 966-1559 or by e-mail at USCapitalMarkets@kbw.com; Morgan Stanley by mail at Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of, or any solicitation of an offer to buy, the Company’s Class A common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Simmons First National Corporation

Simmons First National Corporation is a Mid-South based financial holding company that has paid cash dividends to its shareholders for 116 consecutive years. Its principal subsidiary, Simmons Bank, operates more than 220 branches in Arkansas, Kansas, Missouri, Oklahoma, Tennessee and Texas. Founded in 1903, Simmons Bank offers comprehensive financial solutions delivered with a client-centric approach. In 2024, Simmons Bank was recognized by Newsweek as one of America’s Best Regional Banks 2025, by U.S. News & World Report as one of the 2024-2025 Best Companies to Work For in the South and by Forbes as one of America’s Best-In-State Banks 2024 in Tennessee and America’s Best-In-State Banks 2024 in Missouri. The Company’s common stock is listed on the NASDAQ Global Select Market under the symbol “SFNC.”

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “likely,” “target,” “plan,” “positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” by variations of such words, or by similar expressions. These forward-looking statements include, without limitation, those relating to the Company’s offering of Class A common stock and the details thereof, including the proposed use of proceeds therefrom.

These forward-looking statements are based on various assumptions and involve inherent risks and uncertainties, and may not be realized due to a variety of factors, including, without limitation: the Company’s contemplated balance sheet repositioning (including the structure, the pro forma financial impacts and potential benefits therefrom); changes in the Company’s operating, acquisition, or expansion strategy; the effects of future economic conditions (including unemployment levels and slowdowns in economic growth), governmental monetary and fiscal policies (including the policies of the Federal Reserve, as well as legislative and regulatory changes); changes in the investment environment and the market for debt securities, including prices therein; changes in tariff policies; general business conditions, as well as conditions within the financial markets, developments impacting the financial services industry, such as bank failures or concerns involving liquidity; changes in real estate values; changes in interest rates and related governmental policies; changes in liquidity, and the availability of and costs associated with obtaining adequate and timely sources of liquidity; increased inflation; changes in the level and composition of deposits, loan demand, deposit flows, and the values of loan collateral, securities and interest sensitive assets and liabilities; changes in credit quality; actions taken by the Company to manage its investment securities portfolio; changes in the securities markets generally or the price of the Company’s common stock specifically; changes in the assumptions used in making the forward-looking statements; developments in information technology affecting the financial industry; cyber threats, attacks or events, including at third parties on which we rely for key services; reliance on third parties for the provision of key services; the ability to collect amounts due under loan agreements; further changes in accounting principles relating to loan loss recognition (current expected credit losses); the costs of evaluating possible acquisitions and the risks inherent in integrating acquisitions; possible adverse rulings, judgements, settlements, fines and other outcomes of pending or future litigation or government actions; market disruptions, including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, war and other military conflicts (including the ongoing military conflicts between Russia and Ukraine and between Israel and Iran) or other major events, or the prospect of these events; changes in customer behaviors and preferences, including consumer spending, borrowing, and saving habits; the soundness of other financial institutions and indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners (or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships); the loss of key employees; fraud that results in material losses or that we have not discovered yet that may result in material losses; increased unemployment; labor shortages; the Company’s ability to manage and successfully integrate its mergers and acquisitions to fully realize cost savings and other benefits associated with those acquisitions; increased delinquency and foreclosure rates on commercial real estate loans; significant increases in nonaccrual loan balances; the effects of government legislation; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, and other financial institutions operating in our market area and elsewhere, including institutions operating regionally, nationally, and internationally, together with such competitors offering banking products and services by mail, cellphone/tablet, telephone, computer, and the internet; the failure of assumptions underlying the establishment of reserves for possible credit losses, fair value for loans, other real estate owned, and those factors set forth in other filings that have been filed with the SEC. Many of these factors are beyond our ability to predict or control, and actual results could differ materially from those in the forward-looking statements due to these factors and others. In addition, as a result of these and other factors, our past financial performance should not be relied upon as an indication of future performance.

The list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional information on factors that might affect the Company’s financial results is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025.

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